MGHIF Financing	12 Months Ended
Dec. 31, 2017
Common Stock And Note Purchase Agreement [Abstract]
MGHIF Financing

Note 4 – MGHIF Financing

In July 2015, in connection with the Merger, the Company entered into a Purchase Agreement with MGHIF, pursuant to which MGHIF purchased 45,454 shares of common stock of the Company at $110.00 per share for gross proceeds of $5.0 million. Pursuant to the Purchase Agreement, the Company also issued to MGHIF an 8% Senior Secured Promissory Note (the "MGHIF Note") in the principal amount of $1.0 million with a two-year maturity date from the date of issuance. The Company's obligations under the MGHIF Note are secured by a lien on all of the Company's assets.  Under the Purchase Agreement, MGHIF has the right to participate in future securities offerings made by the Company.  Also in July 2015, the Company entered into a Registration Rights Agreement with MGHIF and certain stockholders, which will require the Company to register for resale by such holders in the future, such shares of Company common stock that cannot be sold under an exemption from such registration.

The Company incurred issuance costs of approximately $50,000 related to the financing. Approximately $8,000 of the issuance costs were deferred as debt issuance costs and netted against notes payable in the accompanying condensed consolidated balance sheets as a result of the Company's adoption of the new accounting guidance in 2016, and are being amortized as interest expense over the life of the MGHIF Note. The remaining $42,000 of issuance costs were charged to additional paid-in capital.

On June 28, 2017, the MGHIF Note was amended and restated, and the maturity date of the MGHIF Note was extended by one year to July 14, 2018.  As consideration for the agreement to extend the maturity date, the Company issued an amended and restated secured promissory note to MGHIF that (1) increased the interest rate to ten percent (10%) per annum and (2) provided for the issuance of common stock warrants to purchase 13,120 shares of its common stock to MGHIF.  The warrants issued to MGHIF each have a five year term from issuance, are first exercisable on the date that is six months after the date of issuance and have an exercise price equal to $19.50 which represents 110% of the closing price of the Company's common stock on the date of issuance.

The MGHIF Note, as amended and restated was treated as a debt modification and as such the issuance date fair value of the warrants is deferred and amortized as incremental interest expense over the term of the MGHIF Note.  The warrants are classified as mark to market liabilities under ASC 480, Distinguishing Liabilities from Equity, due to certain put features that allow the holder to put the warrant back to the Company for cash equal to the Black-Scholes value of the warrant upon a change of control or fundamental transaction, as defined in the agreement.  The warrants had an issuance date fair value of approximately $0.1 million which was calculated using the Black-Scholes model.

The estimated fair value of the MGHIF Note was $1.0 million as of December 31, 2017 and 2016 which approximates the carrying value given the short time lapse since modification, prevailing interest rates and maturity date.